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                                                          Exhibit 23.1





                     CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-KSB into the Company's previously filed Registration Statement File No. 33-91974.


                                                         ARTHUR ANDERSEN LLP




Minneapolis, Minnesota,
  March 31, 1997